UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 18, 2017

B. Riley Financial, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37503	27-0223495

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

21255 Burbank Boulevard, Suite 400 Woodland Hills, California	91367

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (818) 884-3737

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act

Item 8.01.  Other Events.

On December 18, 2017, B. Riley Financial, Inc. (the “Company”) issued an additional $10,500,000 aggregate principal amount of the Company’s 7.25% Senior Notes due 2027 (the “Notes”) pursuant to an underwriting agreement with B. Riley FBR, Inc., as representative of the several underwriters listed on Schedule A thereto (collectively, the “Underwriters”). The issuance was pursuant to the Underwriters’ exercise of their entire overallotment option granted in the original offering of $70,000,000 aggregate principal amount of Notes. The newly issued Notes have the identical terms as the original $70,000,000 aggregate principal amount of Notes and are governed by the same supplemental indenture as described in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “Commission”) on December 13, 2017. The Notes were issued pursuant to the Company’s shelf registration statement on Form S-3 (Registration No. 333-221715) initially filed with the Commission on November 22, 2017, and declared effective by the Commission on November 29, 2017 (the “Registration Statement”).

Attached as Exhibit 5.1 to this Current Report and incorporated herein by reference is a copy of the opinion of Morrison & Foerster LLP relating to the validity of the Notes that may be sold in the offering (the “Legal Opinion”). The Legal Opinion is also filed with reference to, and is hereby incorporated by reference into, the Registration Statement.

On December 18, 2017, the Company issued a press release announcing the closing of the offering of $10,500,000 million aggregate principal amount of the Notes. A copy of the press release is filed as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

5.1	Opinion of Morrison & Foerster LLP.

23.1	Consent of Morrison & Foerster LLP to the filing of Exhibit 5.1 herewith (included in Exhibit 5.1).

99.1	Press release, dated December 18, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

December 18, 2017	B. RILEY FINANCIAL, INC.

	By:	/s/ Phillip J. Ahn
		Name:	Phillip J. Ahn
		Title:	Chief Financial Officer & Chief Operating Officer